UK Design Team Divestiture	12 Months Ended
Dec. 31, 2011
UK Design Team Divestiture [Abstract]
UK Design Team Divestiture
6.  UK Design Team Divestiture

On October 5, 2011 the Company entered into an Asset Purchase agreement and IP license with OCZ Technology Group (OCZ) for $2.2 million in cash, whereby OCZ acquired the Company's UK design team and related assets and liabilities, and obtained a nonexclusive perpetual license of its consumer storage technology. The deal closed on October 21, 2011. The Company will continue to offer and support its current consumer storage products.

Ralph Schmitt, PLX's CEO, is also a member of OCZ's board of directors.  Throughout the term of negotiations and up to the date of acquisition of assets, he removed himself from all discussions to ensure execution of an arms-length transaction and had no authority to make decisions or influence the outcome of the arrangement.

The Company recorded $1.7 million as license revenue and $0.5 million was allocated to sale of assets and the transfer of the UK design team and related liabilities based on the relative fair values. The carrying value of net assets transferred and goodwill allocated was $0.4 million and $74,000, respectively. Based on the carrying values of assets transferred, the Company recognized a gain of $28,000 on the divestiture.

As a result of this divestiture, the Company also reviewed the useful life and amortization method of its storage acquired finite lived core technology intangible and determined that a change in the assets useful life and amortization method was required. The Company reduced the total estimated useful life of the intangible from five years to four years and changed the amortization method from straight line to an accelerated method that more closely matches the remaining cash inflows from the consumer storage products. The change in estimated life and amortization acceleration was reflected in the fourth quarter of 2011, the period of change.